Goodwill and Other Intangible Assets	12 Months Ended
Dec. 31, 2016
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Other Intangible Assets

NOTE 7. GOODWILL AND OTHER INTANGIBLE ASSETS

As discussed in Note 3, goodwill arises from the purchase price for acquired businesses exceeding the fair value of tangible and intangible assets acquired less assumed liabilities. We assess the goodwill of each of our reporting units for impairment at least annually as of the first day of the fourth quarter and as “triggering” events occur that indicate that it is more likely than not that an impairment exists. We elected to bypass the optional qualitative goodwill assessment allowed by applicable accounting standards and performed a quantitative impairment test for all reporting units as this was determined to be the most effective method to assess for impairment across a large spectrum of reporting units.

We estimate the fair value of our reporting units primarily using a market approach, based on multiples of earnings before interest, taxes, depreciation and amortization (“EBITDA”) determined by current trading market multiples of earnings for companies operating in businesses similar to each of our reporting units, in addition to recent market available sale transactions of comparable businesses. In certain circumstances we also evaluate other factors including results of the estimated fair value utilizing a discounted cash flow analysis (i.e., an income approach), market positions of the businesses, comparability of market sales transactions and financial and operating performance in order to validate the results of the market approach. If the estimated fair value of the reporting unit is less than its carrying value, we must perform additional analysis to determine if the reporting unit’s goodwill has been impaired.

In 2016, we had twelve reporting units for goodwill impairment testing. The carrying value of the goodwill included in each individual reporting unit ranges from $7 million to approximately $1.1 billion. No goodwill impairment charges were recorded for the years ended December 31, 2016, 2015 and 2014 and no “triggering” events have occurred subsequent to the performance of the 2016 annual impairment test. The factors used by management in its impairment analysis are inherently subject to uncertainty. If actual results are not consistent with management’s estimates and assumptions, goodwill and other intangible assets may be overstated and a charge would need to be taken against net earnings.

The following is a rollforward of our goodwill by segment ($ in millions):

	Professional Instrumentation	Industrial Technologies	Total
Balance, January 1, 2015	$2,419.8	$1,575.3	$3,995.1
Attributable to 2015 acquisitions	21.2	—	21.2
Foreign currency translation & other	(40.4)	(26.9)	(67.3)

Balance, December 31, 2015	2,400.6	1,548.4	3,949.0
Attributable to 2016 acquisitions	61.3	51.9	113.2
Foreign currency translation & other	(38.2)	(45.0)	(83.2)

Balance, December 31, 2016	$2,423.7	$1,555.3	$3,979.0

Finite-lived intangible assets are amortized over the shorter of their legal or estimated useful lives. The following summarizes the gross carrying value and accumulated amortization for each major category of intangible asset as of December 31 ($ in millions):

	2016		2015
	Gross Carrying Amount	Accumulated Amortization	Gross Carrying Amount	Accumulated Amortization
Finite-lived intangibles:
Patents and technology	$301.0	$(240.1)	$296.3	$(221.4)
Customer relationships and other intangibles	731.9	(438.1)	691.7	(386.4)

Total finite-lived intangibles	1,032.9	(678.2)	988.0	(607.8)
Indefinite-lived intangibles:
Trademarks and trade names	392.6	—	378.8	—

Total intangibles	$1,425.5	$(678.2)	$1,366.8	$(607.8)

During 2016 and 2015, we acquired finite-lived intangible assets, consisting primarily of customer relationships, with a weighted average life of 14 years and 7 years, respectively. Refer to Note 3 for additional information on the intangible assets acquired.

Total intangible amortization expense in 2016, 2015 and 2014 was $86 million, $89 million and $90 million, respectively. Based on the intangible assets recorded as of December 31, 2016, amortization expense is estimated to be $60 million during 2017, $55 million during 2018, $52 million during 2019, $45 million during 2020 and $41 million during 2021.